EXHIBIT 10.42

                  Void after 5:00 p.m. New York, New York time
                                on June 30, 2001

                Warrant to Purchase 3,000 Shares of Common Stock

THIS WARRANT HAS BEEN ISSUED PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NEITHER THIS WARRANT NOR ANY SHARES ISSUED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE ACT OR ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON", AS THAT TERM IS DEFINED IN REGULATION S (A "U.S. PERSON"), UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS THIS WARRANT HAS BEEN REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                    -----------------------------------------

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                     UTG Communications International, Inc.,

                             a Delaware Corporation

This is to certify that, FOR VALUE RECEIVED, Blacksea Inv. Ltd., or assigns, ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from UTG Communications International, Inc., a Delaware Corporation (the "Company"), 3,000 fully paid, validly issued and non-assessable shares of common stock, $.00001 par value, of the Company ("Common Stock") at any time following the effective date of a registration statement under the Act covering the Warrant Shares (as defined below) through and including June 30, 2001 ("Exercise Period"). The Warrant Exercise Price (as defined below) shall be $45.00 for each share of Common Stock of the Company issuable upon the exercise of this Warrant. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."
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            (a) Exercise of Warrant. This Warrant may be exercised in whole or in part at any time during the Exercise Period. During the Exercise Period, the Holder shall have the right to exercise this Warrant into the kind and amount of shares of Common Stock and other securities and property (including cash) receivable by a Holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant, subject to the provisions hereof, may only be exercised by presentation and surrender hereof to the Company at the following address: Limmattalstrasse 10, 8954 Geroldswil, Switzerland with the Exercise Form annexed as Exhibit A hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee; provided however, that, unless the Warrant Shares are registered under the Act and any applicable blue sky or state securities laws or an exemption from such registration is available, the Company will not deliver any Warrant Shares within the United States or to any U.S. Person. The Common Stock and any Warrants issued in exchange for this Warrant shall be issued with such restrictive legends as are required by the Act or the regulations thereunder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant, in proper form for exercise and accompanied (i) by payment of the Exercise Price, (ii) the documentation set forth in this paragraph (a) and (iii) delivery instructions consistent with this paragraph (a), the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then by physically delivered to the Holder.

            (b) Reservation of Shares. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

            (c) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                  (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

                  (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices


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

reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

            (d) Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company at its office in Geroldswil, Switzerland for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its office in Geroldswil, Switzerland or at the offices of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

            (e) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

            (f) Anti-Dilution Provisions. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (1) In case the Company shall (i) declare a stock dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock


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

outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (3) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holders, at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (4) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (1) above.

                  (5) Irrespective of any adjustments in the Exercise Price or the number or kind of Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of Shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

            (g) Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f), the Company shall forthwith file in the custody of its Secretary and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any Holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall forthwith after each such adjustment, mail a copy by certified mail of such officer's certificate to the Holder or any such holder.

            (h) Notices to Warrant Holders. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to all the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if the capital reorganization of the


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

Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale of all or substantially all of the property and assets of the Company to another corporation or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up is to take place and date, if any is to be fixed, as of which the holders of the Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. Notwithstanding the above, the failure to give such notice shall not affect the validity of any transaction for which the notice was required to be given.

            (i) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with a subsidiary, in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant or in case of any sale to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger or sale by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger or sale. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers or sales. In the event that in connection with any such capital reorganization any shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

            (j) Callable Warrant. This Warrant may not be called by the Company at any time.

            (k) Assignment. This Warrant may only be assigned to a transferee who has executed an Assignment Form, substantially in the form of Exhibit B attached hereto.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the Undersigned, being duly authorized, as of the date below.


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

August 13, 1999

                                          UTG Communications International, Inc.


                                          By: /s/ Ueli Ernst
                                          Name:
                                          Title:


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

                                                                       EXHIBIT A

                                  EXERCISE FORM

                                                           Dated: ______________

            The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ________________ shares of Common Stock and hereby makes payment of _____________ in payment of the actual exercise price thereof.

                    INSTRUCTIONS FOR REGISTRATION OF STOCK

Name

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                  (Please typewrite or print in block letters)
Address

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Signature
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

                                                                       EXHIBIT B

                                 ASSIGNMENT FORM

             FOR VALUE RECEIVED, ___________________________________

hereby sells, assigns and transfers unto

Name

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                  (Please typewrite or print in block letters)

Address

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the right to purchase Common Stock represented by this Warrant to the extent of
__________ Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date__________________

Signature__________________


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